INTERNATIONAL





ADVANTUS INTERNATIONAL BALANCED FUND

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 1999


                                                        ADVANTUS-TM-
                                                      FAMILY OF FUNDS


        [PHOTO]




BALANCED

ADVANTUS International Balanced Fund

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          13

STATEMENT OF OPERATIONS                      14

STATEMENTS OF CHANGES IN NET ASSETS          15

NOTES TO FINANCIAL STATEMENTS                16

SHAREHOLDER SERVICES                         24

Letter from the President                                                [PHOTO]

Dear Shareholders:

U.S. economic expansion, in its longevity and in vigor, is the envy of the rest of the world. While growth in Europe and the United Kingdom is falling, we are finally seeing some small improvements in Asia's economic angst; it also appears that Japan's economic free fall has stopped. However, a working plan for a sustainable recovery in Japan is still forthcoming. As you can see, growth patterns around the globe are mixed, but overall, world growth is forecasted to decline by about one percent over the course of 1999. (World growth is forecasted to be two percent in 1999.)

In this six-month reporting period, U.S. Gross domestic Product (GDP) in the fourth quarter 1998 was 6.0 percent. This phenomenal result was fueled by strong consumer demand and spending. GDP figures for the first quarter 1999 are estimated at a respectable 4 percent. This economic growth was very broad based, despite some export difficulties. Above-trend growth is expected for the remainder of the year.

Will inflation spoil the party? It's unlikely. Weak commodity prices coupled with excess global capital and labor has created an inflation-benign environment. The inflation outlook in the U.S. continues to be positive, as well.

The strong momentum in top-tier large cap growth stocks continues to drive the equity market. Some trends have continued, such as large cap stocks outperforming small caps and growth stocks outperforming value stocks. The breadth of leadership of the equity market has continued to narrow, with only
26.3 percent of the issues in the S&P 500* able to outperform their index over the last twelve months. The average equity mutual fund has lagged the market unless it has been overweighted in growth and technology investments. Valuations in the marketplace continue to be high, particularly in the large cap growth weighted indices.

Stronger economic growth increased investors' comfort with corporate bonds and thus the spread to Treasury bonds narrowed. In the fixed-income market, mortgage-backed securities were the star performers this period, followed by corporate bonds, and then Treasuries.

The economic and market outlook for the U.S. remains strong. Looking ahead, we are cautiously optimistic for stock and bond prices, but valuations for large-cap growth issues are high. Economic growth is forecasted, albeit slower than in the past. With much of the world still in recession, commodity prices low, and rapid increases in technology and productivity, high inflation is unlikely. The Federal Reserve and other central banks stand ready to intervene if necessary. We are watchful of Y2K issues. Certain countries that are mired in prolonged recessions lack the money to solve these technology-related problems.

We are - along with the rest of the world - watching the political strife in the Balkans. The military action in Kosovo has commanded world attention. Escalation will prove costly in money and human resources.

In the pages that follow, the Fund's manager will update you on how the economy and the market affected the Fund during this reporting period. The manager will discuss the Fund's performance and some strategies used to maximize performance.

As always, we thank you for investing with Advantus. We encourage you to maintain a long-range view of investing; we believe you will derive the greatest benefit by doing so.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

*The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS INTERNATIONAL BALANCED FUND

PERFORMANCE UPDATE

[PHOTO]                           [PHOTO]

GARY CLEMONS AND UMRAN DEMIRORS
TEMPLETON INVESTMENT COUNSEL, INC.
PORTFOLIO MANAGERS
The Advantus International
Balanced Fund is a mutual
fund designed for investors
seeking a high level of total
return. The Fund seeks to
achieve its objective by
investing in equity and debt
securities issued by large
and small international
companies and government
agencies. While Advantus
Capital Management, Inc. acts
as investment adviser for the
Fund, Templeton Investment
Counsel, Inc. provides
investment advice to the Fund
under a subadvisory
agreement.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.
PERFORMANCE

The Advantus International Balanced Fund's performance for the six-month period ending March 31, 1999 for each class of shares offered was as follows:

CLASS A..........................  9.61 PERCENT*
CLASS B..........................  9.21 PERCENT*
CLASS C..........................  9.20 PERCENT*

By comparison, an international equity index, the MSCI EAFE Index,** returned
22.51 percent and an international bond index, the J.P. Morgan Non-U.S. Government Bond Index+ returned -.41 percent.

PERFORMANCE ANALYSIS

International equity markets fared well during the period ending March 31, 1999. The Asian markets posted strong gains as the region seems to have passed the point of "maximum pessimism" and investors showed confidence in the area's progress toward restructuring and the opening of economies. Latin America followed Asia's lead, while Europe remained steady.
European equities, which accounted for 40 percent of the equity portion of the Fund, continued to be buoyant through the end of 1998, but slowed into 1999 as investors took profits. Led by lower interest rates, European Financials continued to post strong gains, and our holdings in AXA-UAP and Banque Nationale de Paris were among the Fund's top performers for the period. Looking on a country to country basis, however, we have found that value ideas are becoming more difficult to find within Europe. One of the areas of opportunity has been the stock market in the United Kingdom, which has been trading at 22.9 times earnings, vs. 31.5 for the MSCI EAFE Index.** We have been adding to the UK, in stocks such as British Airways PLC, and the UK currently represents 10 percent of the Fund's total assets.
The Asian region, representing approximately 11 percent of equity investments, is finally showing signs of economic recovery. Our largest country weighting within Asia remains Hong Kong, where we continue to find quality companies trading at depressed valuations. We were rewarded in certain Hong Kong names over the period, such as Hong Kong and Shanghai Banking Corporation and Swire Pacific, which posted impressive gains over the period of 74 percent* and 48 percent,* respectively. The Fund also benefited from its increased exposure to Japan, which now accounts for 4 percent of the Fund. Announcements of corporate restructuring led many investors to put more confidence in the future of Japanese corporate earnings, and thus, Japanese equities rose over 40 percent over the period. We continue to move cautiously on a stock-by-stock basis in Japan, as many of Japanese companies still appear expensive, relative to earnings.
Latin American equity markets, which currently represent approximately 9 percent of the Fund's total assets, posted bullish runs in early 1999 as investors warmed up to the area's attempts at economic recovery. The Fund's largest position, Telefonos de Mexico SA, was strong contributor to the Fund's performance, posting a 52 percent gain* over the period. We will continue to search in Latin America for companies that we feel are quality companies that are trading at a fraction of their future earnings potential.

OUTLOOK

Over the period, we have witnessed signs of improvement in many of the Asian and Latin American nations, and we feel that the international equity environment overall has improved. Going forward, we will continue to focus on quality, liquid names with strong balance sheets and managements in these regions. We will be more selective within certain European markets that have enjoyed a recent rally and now reflect full value. Overall, our investment strategy is likely to continue focusing on defensive equity names in Europe and recovery stocks in Asia and Latin America.

With a median price-to-earnings ratio of 15.2 (vs. 22.2 for the passive equity alternative), a median price-to-cash flow multiple of 7.4 (vs. 9.9 for the passive equity alternative), and median dividend yield of 2.8 percent (vs. 1.9 percent for the passive alternative), we feel that the Fund is well positioned and anticipate that the Fund will continue to hold its current mix of equity and fixed income investments.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The MSCI EAFE Index is an unmanaged index of common stocks from European, Asian, and Far Eastern markets.
+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
        INVESTMENT IN ADVANTUS INTERNATIONAL BALANCED FUND, EAFE INDEX,
      J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX, AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A, January 31, 1997 for Class B, and March 1, 1995 for Class C) through March 31, 1999.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             (THOUSANDS)                CLASS A     EAFE INDEX    J.P. MORGAN INDEX      CPI
9/16/94                                   $10,000        $10,000             $10,000    $10,000
9/30/94                                     9,324          9,845              10,094     10,054
9/30/95                                    10,014         10,460              11,972     10,275
9/30/96                                    11,089         11,399              12,605     10,584
9/30/97                                    13,650         12,819              12,639     10,818
9/30/98                                    11,873         11,782              14,133     10,973
3/31/99                                    12,944         14,434              14,075     11,066
AVERAGE ANNUAL TOTAL RETURN:
Class A:
One year                                  -11.00%
Since inception (9/16/94)                   5.84%

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             (THOUSANDS)                CLASS B     EAFE INDEX    J. P. MORGAN INDEX      CPI
1/31/97                                   $10,000        $10,000              $10,000    $10,000
9/30/97                                    10,730         11,246               10,027     10,094
9/30/98                                     9,264         10,336               11,212     10,238
3/31/99                                    10,243         12,663               11,166     10,325
AVERAGE ANNUAL TOTAL RETURN:
Class B:
One year                                  -11.11%
Since inception (1/31/97)                   1.12%

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             (THOUSANDS)                CLASS C    EAFE INDEX    J. P. MORGAN INDEX      CPI
3/1/95                                   $10,000        $10,000              $10,000    $10,000
9/30/95                                  $11,026        $11,175              $11,198    $10,146
9/30/96                                  $12,120        $12,179              $11,791    $10,450
9/30/97                                  $14,780        $13,696              $11,822    $10,682
9/30/98                                  $12,759        $12,588              $13,219    $10,834
3/31/99                                  $13,933        $15,421              $13,165    $10,927
AVERAGE ANNUAL TOTAL RETURN:
Class C:
One year                                  -6.50%
Since inception (3/1/95)                   8.46%

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                          MARKET     % OF STOCK
COMPANY                                       SHARES      VALUE       PORTFOLIO
-------------------------------------------  --------   ----------   -----------
YPF Sociedad Anonima ADS...................    35,200   $1,111,000          2.8%
AXA-UAP....................................     8,000    1,058,536          2.7%
Philips Electronics........................    12,950    1,052,801          2.7%
Merita, Ltd. ..............................   196,500    1,050,175          2.7%
Hong Kong Telecommunications...............   520,000    1,026,713          2.6%
                                                        ----------   -----------
                                                        $5,299,225         13.5%
                                                        ----------   -----------
                                                        ----------   -----------

FIVE LARGEST BOND HOLDINGS

                                                        MARKET      % OF BOND
COMPANY                                                 VALUE       PORTFOLIO
----------------------------------------------------  ----------   -----------
British Treasury 6.500% 12/7/03.....................  $2,073,151         13.6%
Belgium Government 6.250% 03/28/07..................   2,072,261         13.6%
Netherlands 6.000% 01/15/06.........................   1,490,336          9.8%
Australian Government 6.750% 11/15/06...............   1,438,572          9.5%
Hypothekenbank 5.250% 01/22/08......................   1,423,755          9.4%
                                                      ----------   -----------
                                                      $8,498,075         55.9%
                                                      ----------   -----------
                                                      ----------   -----------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Health Care                           0.6%
Technology                            1.5%
Consumer Staples                      2.9%
Cash and Other
Assets/Liabilities                    5.1%
Utilities                             8.9%
Basic Materials                       9.8%
Consumer Cyclical                     4.6%
Capital Goods                         1.9%
Transportation                        3.2%
Communication Services               14.2%
Foreign Government Bonds             26.7%
Financial                            16.6%
Energy                                4.0%

                                            ADVANTUS International Balanced Fund
                                                       Investments in Securities

                                                                  MARCH 31, 1999

                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                     MARKET
SHARES                                                              VALUE(a)
----------                                                      ----------------
COMMON STOCK (65.1%)
  ARGENTINA (3.0%)
    Investment Bankers/Brokers (.6%)
    22,700   Nortel Inversora SA ADR..........................     $     320,637
    Oil-Gas (1.9%)
    35,200   YPF Sociedad Anonima ADS.........................         1,111,000
    Telephone (.5%)
    10,020   Telefonica de Argentina ADR......................           303,105
                                                                ----------------
                                                                       1,734,742
                                                                ----------------
  AUSTRALIA (3.2%)
    Air Freight (.9%)
   148,200   Mayne Nickless, Ltd..............................           488,737
    Insurance (.4%)
   204,200   Reinsurance Australia Corporation, Ltd. (b)......           240,875
    Manufacturing (.9%)
   248,995   Pioneer International............................           494,263
    Telephone (1.0%)
   237,120   Cable and Wireless Optus, Ltd. 144A Issue (d)....           551,896
                                                                ----------------
                                                                       1,775,771
                                                                ----------------
  AUSTRIA (.6%)
    Electrical Equipment (.4%)
     1,650   EVN Energie-Versorung............................           214,145
    Service (.2%)
     1,900   VA Technologie 144A Issue (d)....................           136,449
                                                                ----------------
                                                                         350,594
                                                                ----------------
  BELGIUM (.3%)
    Mining (.3%)
     4,300   Union Miniere NPV (b)............................           148,542
                                                                ----------------
  BERMUDA (.8%)
    Insurance (.8%)
     7,700   Excel Limited....................................           467,775
                                                                ----------------

                                                                     MARKET
SHARES                                                              VALUE(a)
----------                                                      ----------------
  BRAZIL (1.2%)
    Banks (.1%)
 1,225,500   Unibanco.........................................     $      49,327
    Telecommunication (1.1%)
 1,253,300   Tele Leste Celular (b)...........................               775
 1,253,300   Tele Sudeste Celular (b).........................             4,458
     7,100   Telecomunicacoes Brasileiras ADR.................           572,437
 1,253,300   Telecomunicacoes Brasileiras (b).................               153
 1,253,300   Telesp Celular (b)...............................             7,081
 1,253,300   Telesp Participacoes (b).........................            16,443
                                                                ----------------
                                                                         650,674
                                                                ----------------
  CANADA (1.4%)
    Chemicals (.3%)
    18,100   Agrium, Inc......................................           166,294
    Oil-Gas (.2%)
    29,600   Ranger Oil, Ltd..................................           118,400
    Transport Services (.9%)
    90,830   Laidlaw, Inc.....................................           527,949
                                                                ----------------
                                                                         812,643
                                                                ----------------
  CHILE (.1%)
    Electric Companies (.1%)
     3,000   Gener SA ADR.....................................            55,125
                                                                ----------------
  CHINA (.2%)
    Textiles (.2%)
 1,150,000   Yizheng Chemical.................................           118,725
                                                                ----------------
  FINLAND (3.1%)
    Banks (1.8%)
   196,500   Merita, Ltd......................................         1,050,175
    Paper and Forest (1.0%)
    39,188   Stora Enso.......................................           392,075
    23,500   Metsa-Serla......................................           174,717
    Houseware (.3%)
    15,000   Amer Group.......................................           200,415
                                                                ----------------
                                                                       1,817,382
                                                                ----------------

              See accompanying notes to investments in securities.

ADVANTUS International Balanced Fund
Investments in Securities - continued

                                                                     MARKET
SHARES                                                              VALUE(a)
----------                                                      ----------------
  FRANCE (6.1%)
    Chemicals (2.6%)
    17,935   Rhone-Poulenc....................................     $     809,716
     5,070   Societe Nationale Elf Aquitaine..................           687,236
    Investment Bankers/Brokers (1.9%)
     8,000   AXA-UAP..........................................         1,058,536
    Mining (.1%)
     2,000   Pechiney (b).....................................            72,192
    Technology (1.5%)
    36,700   Alcatel ADR......................................           837,219
                                                                ----------------
                                                                       3,464,899
                                                                ----------------
  GERMANY (3.0%)
    Banks (1.6%)
    17,950   Deutsche Bank (b)................................           921,605
    Electric Companies (1.4%)
    14,800   Veba.............................................           776,619
                                                                ----------------
                                                                       1,698,224
                                                                ----------------
  HONG KONG (5.8%)
    Banks (1.4%)
    26,000   Hong Kong and Shanghai Banking Corporation (b)...           815,331
    Electric Companies (.1%)
    18,000   Hong Kong Electrical Holdings....................            54,472
    Houseware (.3%)
   102,628   Jardine Strategic Holdings.......................           173,441
    Investment Bankers/Brokers (.5%)
    86,600   Jardine Matheson Holdings........................           261,532
    Publishing (.2%)
   246,000   South China Morning Post Holdings LTD............           136,508
    Telecommunication (3.3%)
   520,000   Hong Kong Telecommunications.....................         1,026,713
   128,500   Swire Pacific Class A............................           596,980

                                                                     MARKET
SHARES                                                              VALUE(a)
----------                                                      ----------------
  HONG KONG--CONTINUED
   352,400   Swire Pacific Class B............................     $     241,027
                                                                ----------------
                                                                       3,306,004
                                                                ----------------
  INDONESIA (.3%)
    Broadcasting (.3%)
    14,200   PT Indosat ADR...................................           183,713
    Telecommunication ( - )
       400   Indosat ADS......................................             5,175
                                                                ----------------
                                                                         188,888
                                                                ----------------
  ISRAEL (1.3%)
    Chemicals (1.3%)
    15,400   TEVA Pharmaceutical..............................           730,538
                                                                ----------------
  JAPAN (3.9%)
    Chemicals (.2%)
     3,000   Ono Pharmaceutical...............................           120,707
    Electrical Equipment (1.2%)
     7,300   Sony Corporation.................................           672,854
    Investment Bankers/Brokers (1.3%)
    73,000   Nomura Securities................................           761,953
    Telecommunication (1.2%)
        70   NTT..............................................           683,502
                                                                ----------------
                                                                       2,239,016
                                                                ----------------
  MEXICO (1.2%)
    Electrical Equipment (.2%)
    48,000   Vitro............................................            96,303
    Telecommunication (1.0%)
     8,350   Telefonos de Mexico ADR..........................           546,925
                                                                ----------------
                                                                         643,228
                                                                ----------------
  NETHERLANDS (3.8%)
    Chemicals (.1%)
     6,250   European Vinyls..................................            45,120
    Electrical Equipment (1.8%)
    12,950   Philips Electronics..............................         1,052,801
    Investment Bankers/Brokers (1.7%)
    17,850   ING Groep........................................           981,864

              See accompanying notes to investments in securities.

                                            ADVANTUS International Balanced Fund
                                           Investments in Securities - continued

                                                                     MARKET
SHARES                                                              VALUE(a)
----------                                                      ----------------
  NETHERLANDS--CONTINUED
    Retail (.2%)
     3,881   Vendex...........................................     $      93,463
                                                                ----------------
                                                                       2,173,248
                                                                ----------------
  NEW ZEALAND (.6%)
    Airlines (.3%)
   100,000   Air New Zealand, Ltd.............................           173,806
    Health Care-Diversified (.3%)
   171,400   Carter Holt Harvey, Ltd..........................           161,326
                                                                ----------------
                                                                         335,132
                                                                ----------------
  NORWAY (.7%)
    Aluminum (.3%)
    13,000   Elkem (b)........................................           191,362
    Oil & Gas (.4%)
    23,000   Saga Petroleum...................................           250,952
                                                                ----------------
                                                                         442,314
                                                                ----------------
  PHILIPPINES (.2%)
    Telecommunication (.2%)
     5,300   Philippine Long Distance Telephone...............           140,052
                                                                ----------------
  SOUTH AFRICA (.5%)
    Metal Fabrication (.5%)
    17,528   Anglo American Platinum..........................           279,240
                                                                ----------------
  SPAIN (3.3%)
    Electric Companies (1.3%)
    50,072   Iberdrola........................................           740,229
    Oil & Gas (1.0%)
    10,800   Repsol...........................................           555,085
    Telecommunication (1.0%)
    13,386   Telefonica de Espana.............................           566,696
                                                                ----------------
                                                                       1,862,010
                                                                ----------------
  SWEDEN (5.0%)
    Aluminum (.4%)
    16,900   Granges..........................................           254,138

                                                                     MARKET
SHARES                                                              VALUE(a)
----------                                                      ----------------
  SWEDEN--CONTINUED
    Banks (1.0%)
    16,900   Svenska Handlesbanken (b)........................     $     587,183
    Publishing (.7%)
    24,000   Esselte..........................................           384,191
    Trucks and Parts (2.9%)
    17,200   Autoliv..........................................           646,075
    11,700   Autoliv, Inc. (b)................................           444,112
    20,800   Volvo............................................           543,591
                                                                ----------------
                                                                       2,859,290
                                                                ----------------
  SWITZERLAND (3.1%)
    Electrical Equipment (.6%)
       270   Asea Brown Boveri................................           356,841
    Investment Bankers/Brokers (1.8%)
     1,575   Zurich Allied....................................         1,006,767
    Telecommunication (.7%)
       975   Swisscom.........................................           380,392
                                                                ----------------
                                                                       1,744,000
                                                                ----------------
  THAILAND (1.0%)
    Banks (1.0%)
   272,600   Bangkok Bank 144A Issue (d)......................           558,993
                                                                ----------------
  UNITED KINGDOM (10.4%)
    Airlines (1.1%)
    94,200   British Airways PLC..............................           652,037
    Chemicals (1.7%)
   355,000   Medeva...........................................           706,567
    31,750   Nycomed Amersham PLC.............................           270,579
    Construction (.3%)
    54,900   Hepworth PLC.....................................           148,199
    Electrical Equipment (1.2%)
   154,970   BTR Siebe........................................           682,442
   460,493   Albert Fisher Group..............................            37,107
    Engineering/Construction (.1%)
    32,107   Fairview Holdings................................            62,610

              See accompanying notes to investments in securities.

ADVANTUS International Balanced Fund
Investments in Securities - continued

                                                                     MARKET
SHARES                                                              VALUE(a)
----------                                                      ----------------
  UNITED KINGDOM--CONTINUED
    Food (1.7%)
    64,214   Hillsdown Holdings...............................     $      85,895
    71,116   Somerfield PLC...................................           363,889
    67,100   Tate & Lyle......................................           448,234
    32,107   Terranova Foods..................................            69,854
    Houseware (.4%)
   138,600   Elementis........................................           207,732
    Iron and Steel (1.7%)
   459,700   British Steel PLC................................           946,441
    Manufacturing (.2%)
    32,000   Rolls Royce......................................           135,117
    Natural Gas (.5%)
   152,500   Centrica PLC.....................................           267,889
    Telecommunication (.8%)
    28,500   British Telecommunications.......................           464,359
    Water Utilities (.6%)
    23,384   Thames Water Group...............................           354,246
                                                                ----------------
                                                                       5,903,197
                                                                ----------------
  VENEZUELA (1.0%)
    Telecommunication (1.0%)
    30,200   Cia Anonima Telefonos de Venezuela...............           549,263
                                                                ----------------
Total common stock
 (cost: $37,541,968)..........................................        37,049,509
                                                                ----------------

PREFERRED STOCK (3.9%)
  BRAZIL (1.4%)
    Banks (.7%)
54,461,000   Banco Bradesco...................................           293,740
   182,000   Banco ITAU.......................................            92,328

                                                                     MARKET
SHARES                                                              VALUE(a)
----------                                                      ----------------
  BRAZIL--CONTINUED
    Chemicals (.7%)
 2,864,000   Petroleo Brasileiros SA..........................     $     398,956
                                                                ----------------
                                                                         785,024
                                                                ----------------
  GERMANY (.1%)
    Household Products (.1%)
     2,650   Moebel Walther...................................            45,686
                                                                ----------------
  ITALY (1.4%)
    Telecommunication (1.4%)
   131,900   Telecom Italia SPA...............................           781,672
                                                                ----------------
  MEXICO (1.0%)
    Telecommunication (1.0%)
    10,300   SBC Communications, Inc. 7.75%...................           597,400
                                                                ----------------
Total preferred stock
 (cost: $2,074,970)...........................................         2,209,782
                                                                ----------------

              See accompanying notes to investments in securities.

                                            ADVANTUS International Balanced Fund
                                           Investments in Securities - continued

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
----------                                                                         ----------------
LONG-TERM DEBT SECURITIES (26.7%) (C)
  AUSTRALIA (2.5%)
    Government (2.5%)
 2,090,000   Australian Government (Australian Dollar)........   6.750%  11/15/06     $   1,438,572
                                                                                   ----------------
  BELGIUM (4.3%)
    Government (4.3%)
   326,724   Belgium Government (Belgium Franc)...............   5.000%  03/28/01           365,388
 1,670,554   Belgium Government (Belgium Franc)...............   6.250%  03/28/07         2,072,261
                                                                                   ----------------
                                                                                          2,437,649
                                                                                   ----------------
  CANADA (.7%)
    Government (.7%)
   315,000   Canadian Government Bond (Canadian Dollar).......   7.000%  12/01/06           234,203
   150,000   Canadian Government Bond (Canadian Dollar).......   9.000%  06/01/25           149,783
                                                                                   ----------------
                                                                                            383,986
                                                                                   ----------------
  DENMARK (1.1%)
    Government (1.1%)
   550,000   Kingdom of Denmark (Danish Kroner)...............   8.000%  05/15/03            92,811
 3,445,000   Kingdom of Denmark (Danish Kroner)...............   9.000%  11/15/00           543,492
                                                                                   ----------------
                                                                                            636,303
                                                                                   ----------------
  FRANCE (1.3%)
    Government (1.3%)
   597,600   Government of France (French Franc)..............   5.500%  04/25/07           712,568
                                                                                   ----------------
  GERMANY (5.3%)
    Government (5.3%)
 1,232,213   Hypothekenbank (Deutsch Mark)....................   5.250%  01/22/08         1,423,755
   219,856   Federal Republic of Germany (Deutsch Mark).......   5.250%  01/04/08           260,428
 1,022,584   Treuhandanstalt (Deutsch Mark)...................   7.500%  09/09/04         1,317,716
                                                                                   ----------------
                                                                                          1,578,144
                                                                                   ----------------
  ITALY (1.6%)
    Government (1.6%)
   671,394   Italian Government (Italian Lira)................   7.750%  11/01/06           898,300
                                                                                   ----------------
  NETHERLANDS (3.8%)
    Government (3.8%)
 1,222,938   Netherlands (Dutch Guilder)......................   6.000%  01/15/06         1,490,336
   560,419   Netherlands (Dutch Guilder)......................   8.250%  02/15/02           687,653
                                                                                   ----------------
                                                                                          2,177,989
                                                                                   ----------------

              See accompanying notes to investments in securities.

ADVANTUS International Balanced Fund
Investments in Securities - continued

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
----------                                                                         ----------------
  NEW ZEALAND (.6%)
    Government (.6%)
   600,000   New Zealand (New Zealand Dollar).................   7.000%  07/15/09     $     349,834
                                                                                   ----------------
  SPAIN (.8%)
    Government (.8%)
   330,557   Government of Spain (Spanish Peseta).............  10.900%  08/30/03           466,211
                                                                                   ----------------
  SWEDEN (.5%)
    Government (.5%)
 2,000,000   Sweden Kingdom (Swedish Krona)...................  10.250%  05/05/03           304,512
                                                                                   ----------------
  UNITED KINGDOM (4.2%)
    Government (4.2%)
 1,190,000   United Kingdom (British Sterling Pound)..........   6.500%  12/07/03         2,073,151
   165,000   United Kingdom (British Sterling Pound)..........   7.500%  12/07/06           314,444
                                                                                   ----------------
                                                                                          2,387,595
                                                                                   ----------------
             Total long-term debt securities (cost: $14,554,016).................        15,195,418
                                                                                   ----------------

SHORT-TERM SECURITIES (1.4%)(c)
   875,000   New Zealand (New Zealand Dollar).................   6.500%    02/15/00           477,283
   300,506   Government of Spain (Spanish Peseta).............  12.250%    03/25/00           352,331
                                                                                     ----------------
             Total short-term securities (cost: $898,063)..........................           829,614
                                                                                     ----------------
             Total investments in securities (cost: $55,069,017)(e)................     $  55,284,323
                                                                                     ----------------
                                                                                     ----------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Principal amounts for foreign debt securities are denominated in the currencies indicated.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. (See note 8 to the financial statements.) Information concerning the illiquid securities held at March 31, 1999, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY:                                   DATE         COST
---------------------------------------  -----------  ----------
Bangkok Bank...........................      Various  $  664,296
VA Technologies........................      Various     180,320
Cable and Wireless Optus, Ltd. ........      Various     277,920
                                                      ----------
                                                      $1,122,536
                                                      ----------
                                                      ----------

(e) At March 31, 1999 the cost of securities for federal income tax purposes was $55,069,017. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $  7,513,431
Gross unrealized depreciation..........    (7,298,125)
                                         ------------
Net unrealized appreciation............  $    215,306
                                         ------------
                                         ------------

                                            ADVANTUS International Balanced Fund
                                             Statement of Assets and Liabilities

                                                                  MARCH 31, 1999

                                                                     (UNAUDITED)

                       ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $55,069,017)........  $55,284,323
Cash in bank on demand deposit.........      756,917
Receivable for Fund shares sold........       11,688
Receivable for investment securities
 sold..................................      880,086
Accrued interest and dividends
 receivable............................      522,202
Receivable for refundable foreign
 income taxes withheld.................       74,581
Organizational costs (note 6)..........        3,447
Unrealized appreciation on forward
 foreign currency contracts held, at
 value (note 4)........................       32,376
Other assets...........................       24,243
                                         -----------
    Total assets.......................   57,589,863
                                         -----------

                    LIABILITIES
Payable for investment securities
 purchased.............................      233,785
Payable for Fund shares redeemed.......      150,688
Payable to Adviser.....................      245,431
Unrealized depreciation on forward
 foreign currency contracts held, at
 value (note 4)........................       15,251
Other payables.........................       30,098
                                         -----------
    Total liabilities..................      675,253
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $56,914,610
                                         -----------
                                         -----------
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  Class B - 2 billion shares, Class C -
  2 billion shares and 4 billion shares
  unallocated) of $.01 par value
  (note 1).............................  $    50,955
  Additional paid-in capital...........   55,084,143
  Undistributed net investment
  income...............................      351,157
  Accumulated net realized gains from
  investments..........................    1,242,444
  Unrealized appreciation on
  investments and translation of assets
  and liabilities in foreign
  currencies...........................      185,911
                                         -----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $56,914,610
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $48,788,016
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $ 5,217,516
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 2,909,078
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  4,360,008............................  $     11.19
                                         -----------
                                         -----------
  Class B - Shares outstanding
  472,355..............................  $     11.05
                                         -----------
                                         -----------
  Class C - Shares outstanding
  263,120..............................  $     11.06
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

ADVANTUS International Balanced Fund
Statement of Operations

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999

(UNAUDITED)

Investment income:
  Interest.............................  $  426,384
  Dividends (net of foreign withholding
    taxes of $7,103)...................     431,959
                                         ----------
      Total investment income..........     858,343
                                         ----------
Expenses (note 5):
  Investment advisory fee..............     246,124
  Rule 12b-1 fees - Class A............      71,124
  Rule 12b-1 fees - Class B............      27,083
  Rule 12b-1 fees - Class C............      15,567
  Administrative services fee..........      22,000
  Amortization of organizational
    costs..............................       4,137
  Custodian fees.......................      58,000
  Auditing and accounting services.....      37,962
  Legal fees...........................       5,750
  Directors' fees......................         371
  Registration fees....................      21,340
  Printing and shareholder reports.....      28,294
  Insurance............................       1,844
  Other................................       8,196
                                         ----------
      Total expenses...................     547,792
                                         ----------
  Less fees and expenses waived or
    absorbed:
    Rule 12b-1 fees....................     (22,331)
                                         ----------
      Total net expenses...............     525,461
                                         ----------
      Investment income - net..........     332,882
                                         ----------
Realized and unrealized gains (losses)
  on investments and foreign
  currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............   2,237,395
    Foreign currency transactions......    (226,512)
                                         ----------
                                          2,010,883
                                         ----------
  Net change in unrealized appreciation
    or depreciation on:
    Investments........................   2,650,969
    Translation of assets and
     liabilities in foreign
     currencies........................     114,673
                                         ----------
                                          2,765,642
                                         ----------
          Net gains on investments and
           foreign currencies..........   4,776,525
                                         ----------
  Net increase in net assets resulting
    from operations....................  $5,109,407
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

                                            ADVANTUS International Balanced Fund
                                             Statements of Changes in Net Assets

 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999 AND YEAR ENDED SEPTEMBER 30, 1998

                                                                     (UNAUDITED)

                                            1999          1998
                                         -----------  ------------
Operations:
  Investment income - net..............  $   332,882  $  1,381,446
  Net realized gain on investments and
    foreign currency transactions......    2,010,883     2,675,187
  Net change in unrealized appreciation
    or depreciation on investments and
    translation of assets and
    liabilities in foreign
    currencies.........................    2,765,642   (12,184,899)
                                         -----------  ------------
      Increase (decrease) in net assets
        resulting from operations......    5,109,407    (8,128,266)
                                         -----------  ------------
Distributions to shareholders from:
  Investment income - net:
    Class A............................           --      (635,669)
    Class B............................           --       (33,103)
    Class C............................           --       (31,228)
  Net realized gains on investments:
    Class A............................   (1,647,144)   (3,919,060)
    Class B............................     (184,787)     (238,611)
    Class C............................     (108,873)     (291,404)
                                         -----------  ------------
      Total distributions..............   (1,940,804)   (5,149,075)
                                         -----------  ------------
Capital share transactions (notes 5 and
  7):
  Proceeds from sales:
    Class A............................    1,130,707     9,134,250
    Class B............................      837,348     3,881,046
    Class C............................      166,554     1,811,623
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................    1,627,516     3,160,078
    Class B............................      181,424       271,714
    Class C............................      106,072       310,573
  Payments for redemption of shares:
    Class A............................   (2,726,000)   (8,890,827)
    Class B............................     (936,766)     (631,967)
    Class C............................     (609,081)   (2,203,065)
                                         -----------  ------------
      Increase (decrease) in net assets
        from capital share
        transactions...................     (222,226)    6,843,425
                                         -----------  ------------
      Total increase (decrease) in net
        assets.........................    2,946,377    (6,433,916)
Net assets at beginning of period......   53,968,233    60,402,149
                                         -----------  ------------
Net assets at end of period (including
  undistributed net investment income
  of $351,157 and $14,138,
  respectively)........................  $56,914,610  $ 53,968,233
                                         -----------  ------------
                                         -----------  ------------

                See accompanying notes to financial statements.

ADVANTUS International Balanced Fund
Notes to Financial Statements
MARCH 31, 1999
(UNAUDITED)

(1) ORGANIZATION

    The Advantus International Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is designed for investors seeking a high level of total return through investing in both stocks and debt securities outside the United States.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods declines as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and from 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

                                            ADVANTUS International Balanced Fund
                                       Notes to Financial Statements - continued

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

    The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax adjustments, a reclassification adjustment was made to decrease paid-in-capital and increase undistributed net investment income by $4,137.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $9,935,682 and $11,991,268, respectively.

ADVANTUS International Balanced Fund
Notes to Financial Statements - continued

(4) FORWARD FOREIGN CURRENCY CONTRACTS

    On March 31, 1999, the Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

EXCHANGE        CURRENCY TO             CURRENCY TO        UNREALIZED   UNREALIZED
  DATE          BE DELIVERED            BE RECEIVED        APPRECIATION DEPRECIATION
---------  ----------------------  ----------------------  -----------  -----------
 3/1/1999     371,008      US$        340,000     EURO      $      --    $   4,658
3/11/1999     245,436      US$        226,000     EURO             --        1,732
3/11/1999     122,768      US$        113,000     EURO             --          860
3/16/1999     124,123      US$        114,000     EURO             --        1,113
3/22/1999     124,015      US$        114,000     EURO             --        1,061
3/22/1999     124,157      US$        114,000     EURO             --        1,171
3/26/1999     491,326      US$        454,000     EURO             --        1,855
3/26/1999     265,605      US$        164,000      GBP             --        1,408
3/26/1999     132,696      US$         82,000      GBP             --          587
3/26/1999     132,889      US$         82,000      GBP             --          806
2/26/1999     340,000     EURO        374,959      US$          8,609           --
 3/5/1999     454,000     EURO        493,339      US$          3,869           --
3/10/1999     226,000     EURO        247,624      US$          3,919           --
3/10/1999     113,000     EURO        124,085      US$          2,178           --
3/10/1999     114,000     EURO        125,753      US$          2,743           --
3/10/1999     114,000     EURO        125,765      US$          2,810           --
3/11/1999     114,000     EURO        125,605      US$          2,619           --
3/11/1999      82,000      GBP        133,184      US$          1,075           --
3/12/1999      82,000      GBP        132,963      US$            879           --
3/16/1999     164,000      GBP        267,869      US$          3,675           --
                                                           -----------  -----------
                                                            $  32,376    $  15,251
                                                           -----------  -----------
                                                           -----------  -----------

EURO  European Monetary Unit
GBP   British Sterling Pound
US$   United States Dollar

(5) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .95 percent on the first $25 million in net assets, .80 percent on the next $25 million, .75 percent on the next $50 million and .65 percent on net assets in excess of $100 million.

                                            ADVANTUS International Balanced Fund
                                       Notes to Financial Statements - continued

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    Advantus Capital has a sub-advisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays Rule 12b-1 fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .20 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $22,331 for the period ended March 31, 1999.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee equal to $4,800 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999 the administrative services fee was $3,100 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $29,180.

    As of March 31, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,765,535 shares or 63.4 percent of the Fund's Class A shares.

    During the period ended March 31, 1999, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,750.

(6) ORGANIZATIONAL COSTS

    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund

ADVANTUS International Balanced Fund
Notes to Financial Statements - continued

(6) ORGANIZATIONAL COSTS - (CONTINUED)

are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(7) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period ended March 31, 1999 and the year ended September 30, 1998 were as follows:

                                                CLASS A               CLASS B               CLASS C
                                          --------------------  --------------------  --------------------
                                            1999       1998       1999       1998       1999       1998
                                          ---------  ---------  ---------  ---------  ---------  ---------
Sold....................................    100,901    741,366     75,836    318,630     15,314    146,549
Issued for reinvested distributions.....    147,451    269,372     16,595     23,062      9,696     26,970
Redeemed................................   (244,845)  (725,179)   (85,049)   (49,589)   (55,098)  (184,249)
                                          ---------  ---------  ---------  ---------  ---------  ---------
                                              3,507    285,559      7,382    292,103    (30,088)   (10,730)
                                          ---------  ---------  ---------  ---------  ---------  ---------
                                          ---------  ---------  ---------  ---------  ---------  ---------

(8) ILLIQUID SECURITIES

    At March 31, 1999, investments in securities include issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (illiquid security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in illiquid securities to 10 percent of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at March 31, 1999 was $1,247,338 which represents 2.2 percent of net assets.

(9) YEAR 2000

    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

                                            ADVANTUS International Balanced Fund
                                       Notes to Financial Statements - continued

(10) FINANCIAL HIGHLIGHTS
     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                               CLASS A
                                         ------------------------------------------------------------------------------------
                                         PERIOD FROM
                                          OCTOBER 1,                                                            PERIOD FROM
                                           1998 TO                    YEAR ENDED SEPTEMBER 30,                 SEPTEMBER 16,
                                          MARCH 31,     ----------------------------------------------------     1994(b) TO
                                             1999         1998        1997        1996          1995(a)             1994
                                         ------------   ---------   ---------   ---------       --------       --------------
Net asset value, beginning of period...     $ 10.56     $   13.29   $   11.42   $   10.79        $     10.34       $ 10.54
                                         ------------   ---------   ---------   ---------           --------   --------------
Income from investment operations:
  Net investment income................         .06           .25         .30         .25                .20           .01
  Net gains (losses) on securities
    (both realized and unrealized).....         .95         (1.92)       2.25         .87                .56          (.21)
                                         ------------   ---------   ---------   ---------           --------   --------------
    Total from investment operations...        1.01         (1.67)       2.55        1.12                .76          (.20)
                                         ------------   ---------   ---------   ---------           --------   --------------
Less distributions:
  Dividends from net investment
    income.............................          --          (.14)       (.40)       (.28)              (.19)           --
  Distributions from capital gains.....        (.38)         (.92)       (.28)       (.21)              (.12)           --
                                         ------------   ---------   ---------   ---------           --------   --------------
    Total distributions................        (.38)        (1.06)       (.68)       (.49)              (.31)           --
                                         ------------   ---------   ---------   ---------           --------   --------------
Net asset value, end of period.........     $ 11.19     $   10.56   $   13.29   $   11.42        $     10.79       $ 10.34
                                         ------------   ---------   ---------   ---------           --------   --------------
                                         ------------   ---------   ---------   ---------           --------   --------------
Total return(c)........................        9.61%       (13.02)%     23.09%      10.73%              7.41%        (1.90)%
Net assets, end of period (in
  thousands)...........................     $48,788     $  46,025   $  54,090   $  40,381        $    30,949       $15,430
Ratio of expenses to average daily net
  assets(d)............................        1.71%(f)      1.58%       1.51%       1.85%              2.08%          .47%(e)
Ratio of net investment income (loss)
  to average daily net assets(d).......        1.12%(f)      2.18%       2.54%       2.39%              2.22%          .14%(e)
Portfolio turnover rate (excluding
  short-term securities)...............        17.8%         57.0%       73.4%       56.1%              52.0%         12.1%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $22,321, $162,744, $114,735, $53,123, $56,482 and $4,034 in expenses for the period ended March 31, 1999 and the years ended September 30, 1998, 1997, 1996 and 1995 and the period ended September 30, 1994, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.81%, 1.87%, 1.75%, 2.00%, 2.30% and .49%, respectively, and the ratio of net investment income to average daily net assets would have been 1.02%, 1.89%, 2.30%, 2.24%, 2.00% and .12%, respectively.
(e) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(f)  Adjusted to an annual basis.

ADVANTUS International Balanced Fund
Notes to Financial Statements - continued

(10) FINANCIAL HIGHLIGHTS - (CONTINUED)

                                                            CLASS B
                                         ----------------------------------------------
                                         PERIOD FROM                      PERIOD FROM
                                          OCTOBER 1,                      JANUARY 31,
                                           1998 TO        YEAR ENDED       1997(a) TO
                                          MARCH 31,     SEPTEMBER 30,    SEPTEMBER 30,
                                             1999            1998             1997
                                         ------------   --------------   --------------
Net asset value, beginning of period...     $10.47          $ 13.23          $11.95
                                         ------------   --------------      -------
Income from investment operations:
  Net investment income................        .09              .39             .16
  Net gains (losses) on securities
    (both realized and unrealized).....        .87            (2.13)           1.30
                                         ------------   --------------      -------
    Total from investment operations...        .96            (1.74)           1.46
                                         ------------   --------------      -------
Less distributions:
  Dividends from net investment
    income.............................         --             (.10)           (.18)
  Distributions from capital gains.....       (.38)            (.92)             --
                                         ------------   --------------      -------
    Total distributions................       (.38)           (1.02)           (.18)
                                         ------------   --------------      -------
Net asset value, end of period.........     $11.05          $ 10.47          $13.23
                                         ------------   --------------      -------
                                         ------------   --------------      -------
Total return(b)........................       9.21%          (13.63)%         12.30%
Net assets, end of period (in
  thousands)...........................     $5,218          $ 4,869          $2,287
Ratio of expenses to average daily net
  assets(c)............................       2.51%(d)         2.77%           2.33%(d)
Ratio of net investment income (loss)
  to average daily net assets(c).......       1.42%(d)         3.12%           2.64%(d)
Portfolio turnover rate (excluding
  short-term securities)...............       17.8%            57.0%           73.4%

------------

(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(c) The Fund's Distributor and Adviser voluntarily waived or absorbed $162,744, $114,735 and $56,482 in expenses for the years ended September 30, 1998, 1997 and 1995, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.92% and 2.47%, respectively, and the ratio of net investment income to average daily net assets would have been 2.97% and 2.50%, respectively, for the years ended September 30, 1998 and the period ended September 30, 1997. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.96%, 2.45% and 3.00%, respectively, and the ratio of net investment income to average daily net assets would have been 2.99%, 2.41% and 1.32%, respectively, for the years ended September 30, 1998 and 1997 and the period ended September 30, 1995.
(d)  Adjusted to an annual basis.

                                            ADVANTUS International Balanced Fund
                                       Notes to Financial Statements - continued

                                                                      CLASS C
                                         ------------------------------------------------------------------
                                         PERIOD FROM                                          PERIOD FROM
                                          OCTOBER 1,                                            MARCH 1,
                                           1998 TO           YEAR ENDED SEPTEMBER 30,          1995(a) TO
                                          MARCH 31,     ----------------------------------   SEPTEMBER 30,
                                             1999          1998        1997        1996           1995
                                         ------------   ----------   ---------   ---------   --------------
Net asset value, beginning of period...     $10.48      $    13.24   $   11.40   $   10.77       $ 9.95
                                         ------------   ----------   ---------   ---------      -------
Income from investment operations:
  Net investment income................        .09             .39         .26         .15          .11
  Net gains (losses) on securities
    (both realized and unrealized).....        .87           (2.13)       2.16         .89          .91
                                         ------------   ----------   ---------   ---------      -------
    Total from investment operations...        .96           (1.74)       2.42        1.04         1.02
                                         ------------   ----------   ---------   ---------      -------
Less distributions:
  Dividends from net investment
    income.............................         --            (.10)       (.30)       (.20)        (.13)
  Distributions from capital gains.....       (.38)           (.92)       (.28)       (.21)        (.07)
                                         ------------   ----------   ---------   ---------      -------
    Total distributions................       (.38)          (1.02)       (.58)       (.41)        (.20)
                                         ------------   ----------   ---------   ---------      -------
Net asset value, end of period.........     $11.06      $    10.48   $   13.24   $   11.40       $10.77
                                         ------------   ----------   ---------   ---------      -------
                                         ------------   ----------   ---------   ---------      -------
Total return(b)........................       9.20%         (13.67)%     21.95%       9.93%       10.26%
Net assets, end of period (in
  thousands)...........................     $2,909      $    3,074   $   4,025   $   1,811       $  330
Ratio of expenses to average daily net
  assets(c)............................       2.52%(d)        2.80%       2.37%       2.61%        2.93%(d)
Ratio of net investment income (loss)
  to average daily net assets(c).......       1.43%(d)        3.15%       2.50%       1.15%        1.39%(d)
Portfolio turnover rate (excluding
  short-term securities)...............       17.8%           57.0%       73.4%       56.1%        52.0%

------------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account -- subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the Account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account

Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $11.0 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                         [ADVANTUS-TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                    [POSTAGE]
ST. PAUL, MN 55101-2098
ADDRESS SERVICE REQUESTED

F.48650 Rev. 5-1999